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THOMAS
INDUSTRIES INC.
                                                                         N E W S
                                                                         RELEASE



THOMAS INDUSTRIES REPORTS THIRD QUARTER SALES AND EARNINGS

     Louisville, KY, October 26, 2004 - Thomas Industries Inc. (NYSE: TII) today reported record earnings for the three months ending September 30, 2004, of $90,268,000 or $5.07 per share, versus $10,583,000, or $.60 per share in the comparable period in 2003. During the quarter, the company sold its 32 percent interest in Genlyte Thomas Group LLC (GTG), generating a net gain of $4.74 per share. Sales for the quarter were $97,697,000, a third quarter record for the company's pump and compressor business and a ten percent increase from $88,985,000 a year ago.

     For the first nine months of this year, net sales were $309,871,000, a record for the pump and compressor business, versus $277,141,000 in 2003. Net income for the nine months was $110,723,000, or $6.25 per share, and includes the above referenced one-time gain on the sale of GTG. This compares to $28,821,000 or $1.64 a year ago. Included with this release are supplemental schedules reflecting the pro forma impact of the sale of Thomas' 32 percent interest in GTG, as if the sale was consummated on January 1, 2003. These schedules show the comparable results for Thomas' pump and compressor business for the third quarter and first nine months of 2004 versus 2003 and are provided to enhance the user's overall understanding of the company's current financial performance.

     Sales were positively impacted for the quarter and nine-months by foreign exchange rate differences from the previous year's periods, by approximately $4,000,000 and $17,000,000, respectively. The strength of the euro has reduced margins on sales outside of Europe from the company's German factories, where price increases have not been adequate to offset product cost increases.

     In 2004, operating income for the pump and compressor business increased 13 percent for the quarter and 5 percent year-to-date, which includes corporate expense of $3,118,000 and $8,056,000 for the third quarter and year-to-date results, respectively. This also includes non-recurring charges of $732,000 for the quarter and $2,480,000 for the nine months for the shutdown of a production facility in Wuppertal, Germany, with an additional charge expected in the fourth quarter of approximately $700,000. Also in the third quarter of 2004, Thomas provided for anticipated environmental costs of $900,000 related to a former Residential Lighting facility sold in 1985, and incurred approximately $654,000 in Sarbanes-Oxley expenses related to compliance with internal control documentation and testing, which now totals approximately $1,100,000 through September 2004. Management anticipates additional internal control and testing costs will be between $300,000 and $500,000 for the balance of the year.

     In commenting on the pump and compressor business, Timothy C. Brown, Chairman, President and C.E.O., stated, "Our third quarter performance was stronger than expected, as we saw nice sales increases in most of our major markets. The European Group led the way with strong sales for printing, environmental and food and beverage applications. The North American Group experienced strong sales in certain applications of the medical market, including nebulizers, aspirators and central vacuum systems, which helped to offset the anticipated decline in oxygen concentrators."

     As for the outlook for the balance of the year, Brown said, "We expect to experience pricing pressures within some of our key markets, but we expect to improve efficiencies within our processes and reduce overall costs. However, we believe that sales in the fourth quarter could be down slightly from a year ago."

     Thomas Industries Inc., headquartered in Louisville, Kentucky, designs, manufactures and markets RIETSCHLE THOMAS brand pumps and compressors for use in global OEM applications, supported by worldwide sales and service for key customer applications and end-user markets. High quality automotive component castings are also a key offering. Other products include WELCH laboratory equipment and OBERDORFER bronze and high alloy liquid pumps. Thomas has wholly-owned operations in 21 countries, spanning five continents.

                                      # # #

     The statements in this press release with respect to future results and future expectations may be regarded as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and actual results may differ materially from those currently expected. They are subject to various risks, such as the ability of Thomas Industries to meet business sales goals, effectiveness of operating initiatives, currency exchange and interest rates, adverse outcome of pending or potential litigation, fluctuations in commodity prices, the timing of the magnitude of capital expenditures, a slowing of the overall economy including interruptions to commerce resulting from wars or terrorist attacks, as well as other risks discussed in Thomas' filing with the Securities and Exchange Commission, including its Annual Report and 10-K for the year ended December 31, 2003. Thomas Industries makes no commitment to disclose any revisions to forward-looking statements, or any facts, events, or circumstances after the date hereof that may bear upon forward-looking statements.



                                     THOMAS INDUSTRIES INC.
                                  COMPARATIVE SALES AND INCOME
                              (In Thousands Except Per Share Data)


      For the three months ended September 30:
                                                                  2004                   2003       % Change
                                                                  ----                   ----       --------
      Net Sales                                                  $97,697                $88,985          9.8%

      Cost of Product Sold                                        62,264                 59,472
                                                                  ------                 ------
      Gross Profit                                                35,433                 29,513
      SG&A Expenses                                               29,447                 24,222
      Equity Income from Lighting (1)                              3,189                 10,615
      Gain on sale of GTG (2)                                    160,771                      0
                                                                 -------                 ------
      Operating Income                                           169,946                  15,906       968.4%
      Interest Expense                                               435                    951
      Interest Income                                                885                     58
      Other Income (Expense)                                        -194                    222
                                                                 -------                 ------
      Income Before Income Taxes                                 170,202                 15,235       1017.2%
      Income Taxes                                                79,934                  4,647
                                                                 -------                 ------
      Income Before Minority Interest                             90,268                 10,588
      Minority Interest, net of tax                                    0                      5
                                                                 -------                -------
      Net Income (5)                                            $ 90,268                $10,583        753.0%
                                                                ========                =======

      Net Income Per Share:
      --  Basic                                                  $  5.16                $   .61        745.9%
      --  Diluted (5)                                            $  5.07                $   .60        745.0%
      Dividends Per Share                                        $ 0.095                $ 0.095
      Weighted average number
           of common shares outstanding (3):
           --  Basic                                              17,509                 17,217
           --  Diluted                                            17,800                 17,594

      For the nine months ended September 30:
                                                                  2004                   2003       % Change
                                                                  ----                   ----       --------
      Net Sales                                                 $309,871               $277,141         11.8%

      Cost of Product Sold                                       198,492                180,753
                                                                 -------                -------
      Gross Profit                                               111,379                 96,388
      SG&A Expenses                                               87,815                 73,994
      Equity Income from Lighting (4)                             18,608                 23,645
      Gain of sale of GTG (2)                                    160,771                      0
                                                                 -------                -------
      Operating Income                                           202,943                 46,039        340.8%
      Interest Expense                                             2,396                  3,063
      Interest Income                                              1,134                    204
      Other Income (Expense)                                          -9                    131
                                                                 -------                 ------
      Income Before Income Taxes                                 201,672                 43,311        365.6%
      Income Taxes                                                90,949                 14,468
                                                                 -------                 ------
      Income Before Minority Interest                            110,723                 28,843
      Minority Interest, net of tax                                    0                     22
                                                                 -------                 ------
      Net Income (5)                                            $110,723                $28,821        284.2%
                                                                ========                =======

      Net Income Per Share:
      --  Basic                                                   $ 6.36                $  1.68
      --  Diluted (5)                                             $ 6.25                $  1.64
      Dividends Per Share                                         $0.285                $ 0.275
      Weighted average number
           of common shares outstanding (3):
           --  Basic                                              17,406                 17,179
           --  Diluted                                            17,722                 17,527




                             THOMAS INDUSTRIES INC.
                    COMPARATIVE INDUSTRY SEGMENT INFORMATION
                                 (In Thousands)


For the three months ended September 30:

                                                           2004                    2003                 % Change
                                                           ----                    ----                 --------
Sales & Operating Revenues:
  Pump and Compressor                                    $ 97,697                 $ 88,985                    9.8%
  Lighting                                                     --                       --
                                                      ------------            -------------
      Total                                              $ 97,697                 $ 88,985                    9.8%

Operating Income (Loss):
  Pump and Compressor                                     $ 9,104                  $ 7,247                   25.6%
  Lighting (1)                                              3,189                   10,615                  -70.0%
  Gain on sale of GTG (2)                                 160,771                       --
  Corporate                                                -3,118                   -1,956                   59.4%
                                                      ------------            -------------
      Total                                            $ 169,946                  $ 15,906                  968.4%
                                                      ============            =============

For the nine months ended September 30:
                                                         2004                     2003                  % Change
                                                         ----                     ----                  --------
Sales & Operating Revenues:
  Pump and Compressor                                    $309,871                 $277,141                   11.8%
  Lighting                                                     --                       --
                                                      ------------            -------------
      Total                                              $309,871                 $277,141                   11.8%
                                                      ============            =============

Operating Income (Loss):
  Pump and Compressor                                     $31,620                  $27,906                   13.3%
  Lighting (4)                                             18,608                   23,645                  -21.3%
  Gain on sale of GTG (2)                                 160,771                        0
  Corporate                                                -8,056                   -5,512                   46.2%
                                                      ------------            -------------
      Total                                             $ 202,943                  $46,039                  340.8%
                                                      ============            =============




(1)  Consists of equity income of $3,207,000 in 2004 and $10,679,000 in 2003 from our 32 percent interest in the Genlyte Thomas Group (GTG) joint venture less $18,000 in 2004 and $64,000 in 2003 related to expense recorded for Thomas Industries stock options issued to GTG employees.
(2) Gain on sale of our 32 percent interest in the Genlyte Thomas Group (GTG) joint venture.
(3)  As of October 18, 2004, the actual common shares outstanding are 17,638,235.
(4)  Consists of equity income of $18,752,000 in 2004 and $23,853,000 in 2003 from our 32 percent interest in the Genlyte Thomas Group (GTG) joint venture less $144,000 in 2004 and $208,000 in 2003 related to expense recorded for Thomas Industries stock options issued to GTG employees.
(5)  Includes $84,317,000 net gain on the sale of GTG, or $4.74 per share.

THE FOREGOING UNAUDITED FIGURES HAVE BEEN APPROVED BY THE MANAGEMENT OF THOMAS
INDUSTRIES INC. FOR OFFICIAL RELEASE ON THE DATE INDICATED.




THOMAS INDUSTRIES INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
        (Dollars in Thousands)



                                                                               (Unaudited)
                                                                               September30         December 31
                                                                                   2004            2003 *
                                                                               ---------------------------------

ASSETS
Current assets:
   Cash and cash equivalents                                                      $ 272,193        $  23,933
   Accounts receivable, less allowance
      (2004--$2,234; 2003--$2,270)                                                   57,084           52,819
   Inventories:
         Finished products                                                           32,946           29,004
         Raw materials                                                               30,221           28,250

         Work in process                                                              8,583            8,641
                                                                               ---------------------------------
                                                                                     71,750           65,895
   Deferred income taxes                                                              4,659            6,688
   Other current assets                                                               8,087            6,287
                                                                                ---------------------------------
otal current assets                                                                413,773          155,622



Investment in GTG                                                                      --            214,405
Property, plant and equipment                                                       193,235          185,123
   Less accumulated depreciation and amortization                                   (86,456)         (76,773)
                                                                               ---------------------------------
                                                                                    106,779          108,350
Goodwill                                                                             62,991           70,164
Other intangible assets, net                                                         21,036           21,788

Other assets                                                                          4,424            4,715
                                                                                ---------------------------------
Total assets                                                                      $ 609,003        $ 575,044
                                                                               =================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Notes payable                                                                  $     107        $   3,088
   Accounts payable                                                                  15,038           14,312
   Accrued expenses and other current liabilities                                    35,498           30,519
   Dividends payable                                                                  1,665            1,642
   Income taxes payable                                                              24,825              595
   Current portion of long-term debt                                                  2,098            9,885
                                                                               ---------------------------------
Total current liabilities                                                            79,231           60,041


Deferred income taxes                                                                 3,327            6,177

Long-term debt, less current portion                                                  7,135          102,673
Long-term pension liability                                                          13,189           13,189

Other long-term liabilities                                                           8,404            9,609
                                                                                ---------------------------------
Total liabilities                                                                   111,286          191,689


                                       5


BALANCE SHEETS (CONTINUED)

Shareholders' equity:
   Preferred stock, $1 par value, 3,000,000 shares authorized - none issued            --               --
   Common stock, $1 par value, shares authorized: 60,000,000; shares
     issued: 2004 - 18,419,390; 2003 - 18,108,664                                    18,419           18,109
   Capital surplus                                                                  144,072          137,041
   Deferred compensation                                                              1,535            1,211
   Treasury stock held for deferred compensation                                     (1,535)          (1,211)
   Retained earnings                                                                322,057          216,296
   Accumulated other comprehensive loss                                              25,228           23,968
   Less cost of 822,339 treasury shares                                             (12,059)         (12,059)
                                                                               ---------------------------------
Total shareholders' equity                                                          497,717          383,355
                                                                               ---------------------------------
Total liabilities and shareholders' equity                                        $ 609,003        $ 575,044
                                                                               =================================

* Derived from the audited December 31, 2003, consolidated balance sheet




SUPPLEMENTAL SCHEDULE -  EXHIBIT A
NOTE: THIS SUPPLEMENTAL SCHEDULE REPRESENTS THE UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME WHICH INCLUDE PRO FORMA ADJUSTMENTS TO EXCLUDE THE IMPACT OF THE GENLYTE THOMAS GROUP (GTG) JOINT VENTURE FOR THE PERIODS PRESENTED AS IF GTG WERE SOLD ON JANUARY 1, 2003. IN A MANNER CONSISTENT WITH THE FORM 8-K/A FILED AUGUST 13, 2004, NO PRO FORMA ADJUSTMENTS WERE MADE TO INCLUDE INTEREST INCOME PROJECTED TO BE EARNED ON THE PROCEEDS FROM THE GTG TRANSACTION FOR THE PERIODS INCLUDING JANUARY 1, 2003, THROUGH JULY 31, 2004. SEE EXHIBITS B, C, D AND E FOR A RECONCILIATION OF THE AMOUNTS REPORTED IN THESE UNAUDITED PRO FORMA STATEMENTS.


                             THOMAS INDUSTRIES INC.
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                               PRO FORMA
                                                                --------------------------------------
For the three months ended September 30:
                                                                     2004                   2003
                                                                     ----                   ----
Net Sales                                                              $97,697                $88,985

Cost of Product Sold                                                    62,264                 59,472
                                                                ---------------        ---------------
Gross Profit                                                            35,433                 29,513

SG&A Expenses                                                           29,397                 24,073
                                                                ---------------        ---------------
Operating Income                                                         6,036                  5,440
Interest Expense                                                           205                     96
Interest Income                                                            885                     58
Other Income (Expense)                                                   (194)                    222
                                                                ---------------        ---------------
Income Before Income Taxes                                               6,522                  5,624
Income Taxes                                                             2,485                  1,963
                                                                ---------------        ---------------
Net Income Before Minority Interest                                      4,037                  3,661
Minority Interest, net of tax                                              --                       5
                                                                ---------------        ---------------
Net Income                                                              $4,037                 $3,656
                                                                ===============        ===============
Net Income Per Share :
  --- Basic                                                              $0.23                  $0.21
  --- Diluted                                                            $0.23                  $0.21
Weighted average number of
  common shares outstanding :
  --- Basic                                                             17,509                 17,217
  --- Diluted                                                           17,800                 17,594

                                                                               PRO FORMA
                                                                --------------------------------------
For the nine months ended September 30:
                                                                     2004                   2003
                                                                     ----                   ----
Net Sales                                                             $309,871               $277,141

Cost of Product Sold                                                   198,492                180,753
                                                                ---------------        ---------------
Gross Profit                                                           111,379                 96,388
SG&A Expenses                                                           87,462                 73,546
                                                                ---------------        ---------------
Operating Income                                                        23,917                 22,842
Interest Expense                                                           685                    342
Interest Income                                                          1,134                    204
Other Income (Expense)                                                     (9)                    131
                                                                ---------------        ---------------

Income Before Income Taxes                                              24,357                  22,8355
Income Taxes                                                             9,280                  7,969
                                                                ---------------        ---------------

                                       7


                                                                        15,077                 14,866
EXHIBIT A (CONTINUED)

Net Income Before Minority Interest
Minority Interest, net of tax                                              --                      22
                                                                ---------------        ---------------
Net Income                                                             $15,077                $14,844
                                                                ===============        ===============
Net Income Per Share :
  --- Basic                                                              $0.87                  $0.86
  --- Diluted                                                            $0.85                  $0.85
Weighted average number of
  common shares outstanding :
  --- Basic                                                             17,406                 17,179
  --- Diluted                                                           17,722                 17,527

THE FOREGOING UNAUDITED FIGURES HAVE BEEN APPROVED BY THE
MANAGEMENT OF THOMAS INDUSTRIES INC. FOR OFFICIAL RELEASE



   SUPPLEMENTAL SCHEDULE - EXHIBIT B


                                                    THOMAS INDUSTRIES INC. AND SUBSIDIARIES
                                        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                                                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004
                                                       (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                          PRO FORMA         PRO FORMA AS
                                                                             ACTUAL        ADJUSTMENTS         ADJUSTED (A)
                                                                             ------        -----------         ------------

 Net sales                                                            $       97,697                              97,697

 Cost of products sold                                                        62,264                              62,264

  Gross profit                                                                35,433                   -          35,433

 Selling, general and administrative expenses                                 29,447                 (50) (B)     29,397

 Equity income from GTG                                                        3,189              (3,189) (C)          -

 Gain on Sale of GTG                                                         160,771            (160,771) (D)          -
                                                                     -----------------     -----------------     ---------------

  Operating income                                                           169,946            (163,910)          6,036

 Interest expense                                                                435                (230)  (E)       205

 Interest income                                                                 885                                 885

 Other income (expense)                                                         (194)                               (194)
                                                                     -----------------     -----------------     ---------------

  Income before income taxes                                                 170,202  (I)       (163,680)          6,522 (I)

 Income taxes                                                                 79,934              (1,214) (F)      2,485

                                                                                                 (76,366) (G)

                                                                                                     131  (H)
                                                                     -----------------     -----------------     ---------------

  Net income before minority interest                                         90,268             (86,231)           4,037

 Minority interest, net of tax                                                     -                                   -
                                                                     -----------------     -----------------     ---------------
  Net income                                                          $       90,268        $    (86,231)        $ 4,037
                                                                     =================     =================     ===============

  Net income per share - basic                                        $         5.16        $      (4.92)        $  0.23
                                                                     =================     =================     ===============
  Net income per share - dilutive                                     $         5.07              $(4.84)        $  0.23
                                                                     =================     =================     ===============


  Shares used in computing basic net income per share                         17,509              17,509          17,509

  Shares used in computing dilutive net income per share                      17,800              17,800          17,800

                     THOMAS INDUSTRIES INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME

Adjustments to Unaudited Pro Forma Consolidated Condensed Statements of Income:

(A) Represents the Company's pro forma statements of income for the period indicated. Pro forma as adjusted reflects the sale of its 32% interest in GTG as of the beginning of the period presented and the use of a portion of the net proceeds from the sale to repay long-term debt. Pro forma results are included in the Exhibit A comparison.
(B) The adjustments reflects the reduced bank fees and deferred loan amortization due to using a portion of the proceeds from the sale of GTG to pay down bank debt as of the beginning of the period.
(C) The adjustment reflects the elimination of GTG equity income due to the sale of GTG as of the beginning of the period.
(D) The adjustment reflects the elimination of Gain on Sale of GTG as of the beginning of the period.
(E) The adjustment reflects the reduced interest expense due to using a portion of the proceeds from the sale of GTG to pay down debt as of the beginning of the period.
(F)  The adjustment reflects the tax effect of the pro forma adjustments (B),
     (C), (D) and (E) at the Company's actual effective tax rate of 35% (in 2004 when combined with GTG).
(G) The adjustment reflects the tax effect of the pro forma adjustments at the Company's effective tax rate of 47.5% on the gain on sale of GTG.
(H)  The adjustment reflects the amount to adjust the overall tax rate to 38.1%
     (in 2004 after GTG transaction).
(I) The three months ended September 30, 2004, includes Wuppertal shutdown expenses of $.7 million, incremental Sarbanes-Oxley expenses of $.7 million and environmental expenses of $.8 million, which were not included in the comparable 2003 period.


SUPPLEMENTAL SCHEDULE - EXHIBIT C


                                                    THOMAS INDUSTRIES INC. AND SUBSIDIARIES
                                        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                                                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003
                                                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                                Pro Forma               Pro Forma As
                                                                          Actual               Adjustments              Adjusted (A)
                                                                     -----------------     --------------------      ---------------
Net sales                                                             $       88,985                                      $88,985
                                                                              59,472                                       59,472
                                                                     -----------------     --------------------      ---------------

        Gross profit                                                          29,513                   -                   29,513

Selling, general and administrative expenses                                  24,222                (149) (B)              24,073

Equity income from GTG                                                        10,615             (10,615) (C)                   -
                                                                     -----------------     --------------------      ---------------
      operating income
                                                                              15,906             (10,466)                   5,440

Interest expense                                                                 951                (855) (D)                  96

Interest income                                                                   58                                           58

Other income (expense)                                                           222                                          222
                                                                     -----------------     --------------------      ---------------
      Income before income taxes                                              15,235              (9,611)                   5,624

Income taxes                                                                   4,647              (3,823) (E)               1,963

                                                                                                   1,139  (F)

                                                                     -----------------     --------------------      ---------------
      Net income before minority interest                                     10,588              (6,927)                   3,661

Minority interest, net of tax                                                      5                                            5
                                                                     -----------------     --------------------      ---------------
      Net income                                                      $       10,583          $   (6,927)               $   3,656
                                                                     =================     ====================      ===============

      Net income per share - basic                                    $         0.61          $    (0.40)               $    0.21
                                                                     =================     ====================      ===============
      Net income per share - dilutive                                 $         0.60          $    (0.39)               $    0.21
                                                                     =================     ====================      ===============

       hares used in computing basic net income per share
      S                                                                       17,217              17,217                   17,217
                                                                     =================     ====================      ===============
      Shares used in computing dilutive net income per share                  17,594              17,594                   17,594
                                                                     =================     ====================      ===============

                                                THOMAS INDUSTRIES INC. AND SUBSIDIARIES
                               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME

Adjustments to Unaudited Pro Forma Consolidated Condensed Statements of Income:

(A) Represents the Company's pro forma statements of income for the period indicated. Pro forma as adjusted reflects the sale of its 32% interest in GTG as of the beginning of the period presented and the use of a portion of the net proceeds from the sale to repay long-term debt. Pro forma results are included in the Exhibit A comparison.
(B) The adjustment reflects the reduced bank fees and deferred loan amortization due to using a portion of the proceeds from the sale of GTG to pay down bank debt as of the beginning of the period.
(C) The adjustment reflects the elimination of GTG equity income due to the sale of GTG as of the beginning of the period.
(D) The adjustment reflects the reduced interest expense due to using a portion of the proceeds from the sale of GTG to pay down debt as of the beginning of the period.
(E)  The adjustment reflects the tax effect of the pro forma adjustments (B),
     (C) and (D) at the Company's actual effective tax rate of 32.9% (in 2003 when combined with GTG).
(F)  The adjustment reflects the amount to adjust the overall tax rate to 34.9%
     (in 2003 after GTG transaction).




SUPPLEMENTAL SCHEDULE - EXHIBIT D


                     THOMAS INDUSTRIES INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                        Pro Forma           Pro Forma As
                                                        Actual         Adjustment          Adjusted (A)
                                                     ------------     --------------      --------------

Net sales                                              $ 309,871                              $ 309,871
Cost of products sold                                    198,492                                198,492
                                                     ------------     --------------      --------------
      Gross profit                                       111,379                  -             111,379

Selling, general and administrative expenses              87,815               (353) (B)         87,462

Equity income from GTG                                    18,608            (18,608) (C)              -
Gain on Sale of GTG                                      160,771           (160,771) (D)              -
                                                     ------------     --------------      --------------
      Operating income                                   202,943           (179,026)             23,917


Interest expense                                           2,396             (1,711) (E)            685
Interest income                                            1,134                                  1,134
Other income (expense)                                        (9)                                    (9)
                                                     ------------     --------------      --------------
      Income before income taxes                         201,672  (I)      (177,315)             24,357  (I)

Income taxes                                              90,949             (7,235) (F)          9,280
                                                                            (76,366) (G)
                                                                              1,932  (H)

                                                     ------------     --------------      --------------
      Net income before minority interest                110,723            (95,646)             15,077

Minority interest, net of tax                                  -                                      -
                                                     ------------     --------------      --------------
      Net income                                       $ 110,723          $ (95,646)           $ 15,077
                                                     ============     ==============      ==============


      Net income per share - basic                        $ 6.36            $ (5.50)             $ 0.87
                                                     ============     ==============      ==============
      Net income per share - dilutive                     $ 6.25            $ (5.40)             $ 0.85
                                                     ============     ==============      ==============

      Shares used in computing basic
        net income per share                              17,406             17,406              17,406
                                                     ============     ==============      ==============
      Shares used in computing dilutive
        net income per share                              17,722             17,722              17,722
                                                     ============     ==============      ==============


                     THOMAS INDUSTRIES INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME

Adjustments to Unaudited Pro Forma Consolidated Condensed Statements of Income:

(A) Represents the Company's pro forma statements of income for the period indicated. Pro forma as adjusted reflects the sale of its 32% interest in GTG as of the beginning of the period presented and the use of a portion of the net proceeds from the sale to repay long-term debt. Pro forma results are included in the Exhibit A comparison.
(B) The adjustment reflects the reduced bank fees and deferred loan amortization due to using a portion of the proceeds from the sale of GTG to pay down bank debt as of the beginning of the period.
(C) The adjustment reflects the elimination of GTG equity income due to the sale of GTG as of the beginning of the period. (D) The adjustment reflects the elimination of Gain on Sale of GTG as of the beginning of the period. (E) The adjustment reflects the reduced interest expense due to using a portion of the proceeds from the sale of
         GTG to pay down debt as of the beginning of the period.
(F)      The adjustment reflects the tax effect of the pro forma adjustments
         (B), ( C ), (D) and (E) at the Company's actual effective tax rate of 35% (in 2004 when combined with GTG).
(G) The adjustment reflects the tax effect of the pro forma adjustments at the Company's effective tax rate of 47.5% on the gain on sale of GTG.
(H) The adjustment reflects the amount to adjust the overall tax rate to 38.1% (in 2004 after GTG transaction). (I) The nine months ended
         September 30, 2004 includes Wuppertal shutdown expenses of $2.5 million, incremental
         Sarbanes-Oxley expenses of $1.1 million and environmental expenses of $.8 million, which were not included in the comparable 2003 period.


SUPPLEMENTAL SCHEDULE - EXHIBIT E


                     THOMAS INDUSTRIES INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                              Pro Forma              Pro Forma As
                                                              Actual          Adjustments            Adjusted (A)
                                                          --------------     ---------------      ----------------

Net sales                                                     $ 277,141                                 $ 277,141
Cost of products sold                                           180,753                                   180,753

                                                          --------------     ---------------      ----------------
      Gross profit                                               96,388                   -                96,388

Selling, general and administrative expenses                     73,994                (448) (B)           73,546

Equity income from GTG                                           23,645             (23,645) (C)                -
                                                          --------------     ---------------      ----------------
      Operating income                                           46,039             (23,197)               22,842


Interest expense                                                  3,063              (2,721) (D)              342
Interest income                                                     204                                       204
Other income (expense)                                              131                                       131
                                                          --------------     ---------------      ----------------
      Income before income taxes                                 43,311             (20,476)               22,835

Income taxes                                                     14,468              (8,822) (E)            7,969
                                                                                      2,323  (F)

                                                          --------------     ---------------      ----------------
      Net income before minority interest                        28,843             (13,977)               14,866

Minority interest, net of tax                                        22                                        22
                                                          --------------     ---------------      ----------------
      Net income                                               $ 28,821           $ (13,977)             $ 14,844
                                                          ==============     ===============      ================


      Net income per share - basic                               $ 1.68             $ (0.81)               $ 0.86
                                                          ==============     ===============      ================
      Net income per share - dilutive                            $ 1.64             $ (0.80)               $ 0.85
                                                          ==============     ===============      ================

      Shares used in computing basic net income per share        17,179              17,179                17,179
                                                          ==============     ===============      ================
      Shares used in computing dilutive net income per share     17,527              17,527                17,527
                                                          ==============     ===============      ================


                     THOMAS INDUSTRIES INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME

Adjustments to Unaudited Pro Forma Consolidated Condensed Statements of Income:

(A) Represents the Company's pro forma statements of income for the period indicated. Pro forma as adjusted reflects the sale of its 32% interest in GTG as of the beginning of the period presented and the use of a portion of the net proceeds from the sale to repay long-term debt. Pro forma results are included in the Exhibit A comparison.
(B) The adjustment reflects the reduced bank fees and deferred loan amortization due to using a portion of the proceeds from the sale of GTG to pay down bank debt as of the beginning of the period.
(C) The adjustment reflects the elimination of GTG equity income due to the sale of GTG as of the beginning of the period. (D) The adjustment reflects the reduced interest expense due to using a portion of the proceeds from the sale of
         GTG to pay down debt as of the beginning of the period.
(E) The adjustment reflects the tax effect of the pro forma adjustments (B), ( C ) and (D) at the Company's actual effective tax rate of 32.9% (in
        2003 when combined with GTG).
(F) The adjustment reflects the amount to adjust the overall tax rate to 34.9% (in 2003 after GTG transaction).

